                                                           EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Applebee's  International,  Inc. (the
"Company") on Form 10-Q for the quarterly  period ended March 27, 2005, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"), the  undersigned,  in the capacities and dates indicated  below,  hereby certify pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley  Act of  2002,  that:  (1) The  Report  fully  complies  with the requirements  of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934,
as amended and (2) The information  contained in the Report fairly presents,  in all material respects,  the financial condition and results of operations of the
Company.

Date:    April 27, 2005                    By: /s/ Lloyd L. Hill
         ----------------------               ----------------------------------
                                           Lloyd L. Hill
                                           Chairman and Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Applebee's  International,  Inc. (the
"Company") on Form 10-Q for the quarterly  period ended March 27, 2005, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"), the  undersigned,  in the capacities and dates indicated  below,  hereby certify pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley  Act of  2002,  that:  (1) The  Report  fully  complies  with the requirements  of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934,
as amended; and (2) The information  contained in the Report fairly presents, in all material respects,  the financial condition and results of operations of the
Company.

Date:    April 27, 2005                     By:  /s/ Steven K. Lumpkin
         -----------------------                --------------------------------
                                            Steven K. Lumpkin
                                            Chief Financial Officer